                                                                 EXHIBIT 10.1

                NOTE PURCHASE, RELEASE AND SETTLEMENT AGREEMENT

         This Note Purchase, Release and Settlement Agreement (this "Agreement") is entered into as of the 31st day of July, 1997, by and among Lone Star Liquidating Trust ("Seller") and PennCorp Financial Group, Inc., a Delaware corporation ("Buyer"), and Southwestern Financial Corporation, a Delaware corporation ("SFC").

         WHEREAS, Buyer has advised Seller that it is seeking to become the controlling stockholder of SFC;

         WHEREAS, Seller is the holder of a $40,000,000 Convertible Subordinated Reset Note due 2005 of SFC (the "Note");

         WHEREAS, Buyer is desirous of purchasing the Note, and Seller is desirous of selling the Note;

         WHEREAS, pursuant to that certain Escrow Agreement, dated as of December 13, 1995 (the "Escrow Agreement"), Seller is the owner of all of the funds held in escrow (the "Escrowed Funds") with respect to certain asserted and potential indemnity claims of the Buyer Indemnitees (as defined in Section 8.1(a) of the Purchase Agreement among I.C.H. Corporation, SWL Holding Corporation, Care Financial Corporation, Facilities Management Installation, Inc., SFC, Southwest Financial Services Corporation and Buyer, dated December 1, 1995 (the "Purchase Agreement")); and

         WHEREAS, Buyer, Seller and SFC are desirous of resolving all claims and liabilities, known or unknown, liquidated or contingent, that may exist between (a) Seller and the Seller Indemnitees (as defined in Section 8.1(b) of the Purchase Agreement) and (b) Buyer, SFC and the Buyer Indemnitees;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and intending to be legally bound hereby, Seller, Buyer and SFC hereby agree as follows:

                                   ARTICLE 1.

                           PURCHASE AND SALE OF NOTE

         1.01 Purchase of Note. Subject to the terms and conditions set forth herein, Seller hereby agrees to sell, and Buyer hereby agrees to purchase, the Note for a price of $40,000,000 plus accrued interest on the Note through the date of the Closing (as defined below) payable at the Closing by wire transfer to an account designated by Seller, upon delivery of the Note, duly endorsed for transfer by the record holder thereof (or accompanied by documentation in form and substance satisfactory to Buyer to permit Seller to endorse the Note for transfer), by Seller to Buyer.

         1.02 Closing. The closing ("Closing") of the sale of the Note shall be held on August 4, 1997 at 9:00 a.m. at the offices of Gibson, Dunn & Crutcher LLP, 1717 Main Street, Suite 5400, Dallas, Texas 75201.


                                                EXECUTION VERSION

                                   ARTICLE 2.

                           RELEASE OF ESCROWED FUNDS

         2.01 Release of Escrowed Funds. Buyer hereby agrees to cause to be released to Seller all Escrowed Funds (including any investment earnings with respect thereto) as soon as practicable.

                                   ARTICLE 3.

                   SETTLEMENT OF CERTAIN OTHER SELLER CLAIMS

         3.01 Settlement. On the date of the Closing, Buyer shall cause Southwestern Life Insurance Company to pay to Seller, in satisfaction of certain income tax liabilities in connection with the consummation of the transactions contemplated by the Purchase Agreement, $2,832,275 by wire transfer to an account designated by Seller.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

         4.01 Representations and Warranties. To induce the execution and performance of this Agreement, Seller represents and warrants to Buyer and SFC, and each of Buyer and SFC represents and warrants to Seller that:

                 (a) Authorization and Power. Each party has the corporate or trust power, as the case may be, and requisite authority, and has taken all action necessary, to execute, deliver, and perform this Agreement.

                 (b) No Conflicts or Consents. The execution and delivery of this Agreement, the consummation of any of the transactions herein contemplated, and compliance with the terms and provisions hereof, will not contravene or materially conflict with any provision of applicable law to which such party is subject or any material judgment, license, order or permit applicable to such party, or any material contract, lease, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which such party is a party or by which it may be bound, or violate any provision of the organizational documents of such party. No consent, approval, authorization, or order of any governmental authority, tribunal or other person is required in connection with the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby.

                 (c) Enforceable Obligations. This Agreement has been duly executed and delivered and is the legal and binding obligation of such party, enforceable in accordance with its respective terms, except as limited by all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, fraudulent conveyance, or similar laws from time to time affecting the rights of creditors generally.

         4.02 Seller Representation. Seller represents and warrants to Buyer that (a) it has good title to the Note, free of all liens, claims, or encumbrances, other than any lien, claim or encumbrance that could be asserted by Buyer or SFC, and (b) it is the beneficial owner of the

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NOTE PURCHASE, RELEASE AND SETTLEMENT AGREEMENT
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Note.  Except as set forth on Schedule 4.02 hereof and except for any occurrence, event or other matter of which SFC has knowledge, Seller represents and warrants that neither Susan A. Brown, Seller's managing trustee, nor Rodney Moore, Sr. has knowledge of any occurrence, event, or other matter which could give rise to a claim for indemnity under the Purchase Agreement, the Note or the Escrow Agreement that has not previously been asserted by SFC, Buyer or any Buyer Indemnitee.

         4.03 Survival of Representations and Warranties. All representations, warranties and convenants herein shall survive the Closing.

                                   ARTICLE 5.

                                    RELEASES

         5.01 Buyer and SFC Release. Buyer and SFC, and Buyer and SFC on behalf of the Buyer Indemnitees, hereby release, terminate, and forever discharge Seller (including the managing trustee, supervisory trustees, agents, representatives, employees, officers, successors, assigns, transferees, subsidiaries, parents, or other affiliates of Seller) from any and all claims, debts, liens, demands, liabilities, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), contracts, controversies, guarantees, damages, judgments and causes of action of any nature or kind whatsoever, whether known or unknown, suspected or unsuspected, asserted or unasserted, now existing or arising in the future, concerning or relating to the transactions contemplated by, or indemnities arising out of, the Purchase Agreement, the Escrow Agreement and the Note; provided, however, that the foregoing release shall not apply to (i) any breach by Seller of the terms of this Agreement, or (ii) any indemnity claims that current or former officers or directors of I.C.H. Corporation, SWL Holding Corporation, Care Financial Corporation, or any of their respective subsidiaries may have against I.C.H. Corporation, SWL Holding Corporation, Care Financial Corporation, or any of their respective subsidiaries.

         5.02 Seller Release. Seller, and Seller on behalf of the Seller Indemnitees, hereby releases, terminates and forever discharges Buyer and SFC (including their respective agents, representatives, employees, officers, directors, partners, successors, assigns, transferees, subsidiaries, parents and corporate or other affiliates) from any and all claims, debts, liens, demands, liabilities, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), contracts, controversies, guarantees, damages, judgments, and causes of action of any nature or kind whatsoever, whether known or unknown, suspected or unsuspected, asserted or unasserted, now existing or arising in the future, concerning or relating to the transactions contemplated by, or indemnities arising out of, the Purchase Agreement, the Escrow Agreement and the Note or arising out of the performance by Buyer's affiliates of their obligations with respect to a policy claim asserted by Anna Taylor against Bankers Multiple Line, Inc. in Arizona; provided, however, that the foregoing release shall not apply to any breach by Buyer or SFC of the terms of this Agreement.

         5.03 General. The terms of this Article 5 are contractual, not a mere recital, and are the result of negotiations among the parties to this Agreement. The parties acknowledge that this





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NOTE PURCHASE, RELEASE AND SETTLEMENT AGREEMENT

Agreement is executed voluntarily and without duress or undue influence. The releases set forth in this Article 5 and the timely release of the Escrowed Funds constitute a material part of the consideration to be received by each party hereto for its obligations hereunder.

                                   ARTICLE 6.

                                   COVENANTS

         6.01 Continuing Compliance. Buyer and SFC agree (a) to execute and deliver to the Escrow Agent under the Escrow Agreement all documents necessary or desirable to cause the timely release of the Escrowed Funds as soon as practicable including, without limitation, the certificate set forth in Exhibit A hereto, and (b) not to take or fail to take any action which would impede or delay the release of the Escrowed Funds.

         6.02 General Compliance. Each party hereto agrees to use its best efforts to cause the conditions which are subject to its control to be satisfied on the date of the Closing.

                                   ARTICLE 7.

                                   INDEMNITY

         7.01 Buyer Indemnity. Buyer shall defend, indemnify and hold harmless Seller, its managing trustee, supervisory trustees, agents, representatives, employees, officers, successors, assigns, transferees, subsidiaries, parents and other affiliates of Seller against any claim or expense that is asserted by a Buyer Indemnitee which has not delivered a release pursuant to Section 5.01 and which claim would have been released pursuant to Section 5.01 if it had been asserted by Buyer or SFC; provided, however, that Section 7.01 shall not apply to any claim described in Section 5.01(ii) of this Agreement.

         7.02 Seller Indemnity. Seller shall defend, indemnify and hold harmless Buyer, its agents, representatives, employees, officers, successors, assigns, transferees, subsidiaries, parents and other affiliates of Buyer against any claim or expense that is asserted by a Seller Indemnitee which has not delivered a release pursuant to Section 5.02 and which claim would have been released pursuant to Section 5.02 if it had been asserted by Seller.

                                   ARTICLE 8.

                                 MISCELLANEOUS

         8.01 Amendment. No amendment or waiver of any provision of this Agreement shall in any circumstance be effective unless the same shall be in writing and signed by the parties to this Agreement and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         8.02 No Waiver; Remedies. No failure on the part of a party to exercise, and no delay on the part of a party in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.





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NOTE PURCHASE, RELEASE AND SETTLEMENT AGREEMENT

         8.03 Costs and Expenses. Each party shall be responsible for its own fees and expenses in connection with the negotiation, closing and performance of the transactions contemplated hereby.

         8.04 Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement shall be governed by, and construed in accordance with, the substantive, internal laws of the State of Texas without giving reference to principles of conflicts of law.

         8.05 Execution. This Agreement may be executed in one or more counterparts, which together shall constitute but one and the same instrument. It shall not be necessary for each party to sign each counterpart so long as each party has signed at least one counterpart. If any party delivers a facsimile signature of this Agreement, such facsimile signature shall be fully binding on such party but such party shall promptly deliver a manually executed original of its execution of this Agreement.

         8.06 Arbitration. In the event of any claim, controversy or dispute arising out of or relating to this Agreement that cannot be resolved by the parties, such claim, controversy or dispute shall be determined solely and exclusively by arbitration in accordance with the rules of the American Arbitration Association. Any such arbitration proceedings shall be held in Dallas, Texas. Judgment upon any award may be entered in any court having jurisdiction thereof.

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NOTE PURCHASE, RELEASE AND SETTLEMENT AGREEMENT
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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or trustee thereunto duly authorized, as of the date first above written.

                             LONE STAR LIQUIDATING TRUST

                             By:  /s/ SUSAN A. BROWN
                                -----------------------------------------
                                Susan A. Brown
                                Managing Trustee

                             PENNCORP FINANCIAL GROUP, INC.

                             By: /s/ SCOTT D. SILVERMAN
                                -----------------------------------------

                             Its: Senior Vice President
                                 ----------------------------------------

                             SOUTHWESTERN FINANCIAL CORPORATION

                             By: /s/ SCOTT D. SILVERMAN
                                -----------------------------------------

                             Its: Senior Vice President
                                 ----------------------------------------


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                                 SCHEDULE 4.02

                        POTENTIAL INDEMNIFICATION CLAIMS



         1. Claims relating to "Vanishing Premium" allegations in connection with insurance policies sold by the Acquired Companies.

         2. Claims of I.C.H. Corporation which may be acquired by Robert Shaw or his affiliates.







NOTE PURCHASE, RELEASE AND SETTLEMENT AGREEMENT

                                                       EXHIBIT A


                          LONE STAR LIQUIDATING TRUST
                                      AND
                       SOUTHWESTERN FINANCIAL CORPORATION

                           CERTIFICATE FOR RELEASE OF
                            FUNDS IN ESCROW ACCOUNT

     The undersigned, a duly authorized officer and trustee, respectively, of Southwestern Financial Corporation, a Delaware corporation (the "Buyer"), and Lone Star Liquidating Trust as successor to the rights of I.C.H. Corporation (the "Seller") hereby certify, with reference to the Escrow Agreement (the "Escrow Agreement"), dated as of December 13, 1995, among the Seller, Facilities Management Installation, Inc., SWL Holding Corporation, Care Financial Corporation, the Buyer and the Escrow Agent, as follows (capitalized terms used herein without definition having the respective meanings specified in the Escrow Agreement):

          (1) The conditions set forth in Section 8.2(c) of the Purchase Agreement for release of all funds in the Escrow Account to the Seller have been satisfied.

          (2) The sum of all amounts now remaining in the Escrow Account is as follows: approximately $39,174,924.61.

          (3) The amount of all pending claims by Buyer and Buyer Indemnities against the Seller or any Selling Subsidiary for indemnification under the Purchase Agreement is as follows: $0.00.

          (4) The amount to be released to the Seller from the Escrow Account under Section 3(a) of the Escrow Agreement pursuant to this certificate is approximately $39,174,924.61 (less any unpaid fees and expenses of the Escrow Agent) which represents the sum of the amount specified in paragraph 2, minus the amount specified in paragraph 3.

          (5) The amount requested to be paid pursuant to this Certificate is to be transferred by wire transfer of immediately available funds to Lone Star Liquidating Trust's account at Bank One Texas, Dallas, Texas (ABA Routing Number 111000614), Account Number 1822928030.


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     IN WITNESS WHEREOF, the Buyer and the Seller have executed and delivered this Certificate as of the ___ day of _____________, 1997.


                                            LONE STAR LIQUIDATING TRUST



                                            By:
                                                -----------------------
                                                Susan A. Brown
                                                Managing Trustee


                                            SOUTHWESTERN FINANCIAL
                                            CORPORATION


                                            By:
                                                -----------------------------
                                                Name:
                                                       ----------------------
                                                Title:
                                                       ---------------------




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